                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                      January 20, 2000 (January 20, 2000)
                Date of Report (Date of earliest event reported)



                           UNION PLANTERS CORPORATION
               (Exact name of registrant as specified in charter)



     TENNESSEE                       1-10160                      62-0859007
------------------------           -----------                -------------------
(State of incorporation)           (Commission                (IRS Employer
                                   File Number)               Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                           7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                    ---------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (901) 580-6000
                                                           --------------

                                 Not Applicable
          --------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

YEAR END EARNINGS RELEASE

      On January 20, 2000, Union Planters Corporation announced operating results for the three and twelve months ended December 31, 1999. A copy of the Corporation's press release announcing the results is attached as Exhibit 99.1 and is incorporated by reference herein. Additionally, the Corporation provided supplemental financial information for analysts and other interested investors which is attached as Exhibit 99.2 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

           C.   Exhibits

           99.1 Union Planters Corporation Press Release dated January 20, 2000, announcing operating results for the three and twelve months ended December 31, 1999
           99.2       Year End Unaudited Supplemental Financial Information

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.










                                            Union Planters Corporation
                                        -----------------------------------
                                                   Registrant



Date:  January 20, 2000                         /s/ M. Kirk Walters
     -----------------------            -----------------------------------
                                                  M. Kirk Walters
                                          Senior Vice President, Treasurer,
                                            and Chief Accounting Officer



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